UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Dated December 19, 2011

of

AGCO CORPORATION

A Delaware Corporation

IRS Employer Identification No. 58-1960019

SEC File Number 1-12930

4205 River Green Parkway

Duluth, Georgia 30096

(770) 813-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

Effective December 19, 2011, AGCO Corporation amended its By-laws to provide that its Board of Directors shall be comprised of not less than three nor more than 11 directors. Prior to the amendment, the Company’s By-laws provided for a maximum of thirteen directors. A copy of the Amended and Restated By-laws is attached as Exhibit 3.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

3.1	Amended and Restated By-laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGCO Corporation

By:	/s/ Andrew H. Beck
Andrew H. Beck Senior Vice President and Chief Financial Officer

Dated: December 20, 2011